AMERITAS LIFE INSURANCE CORP.
                                  ("Ameritas")
               AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL
                              ("Separate Account")

                                  Supplement to
        Ameritas Low-Load Survivorship Variable Universal Life ("LLSVUL")
                          Prospectus Dated May 1, 2006

                        Supplement Dated August 10, 2006

The following provision is added to the prospectus listed above:

Ameritas and the Separate Account will allow facsimile request forms and signatures to be used for the purpose of a "Written Notice" authorizing withdrawals from your Policy. You may complete and execute a withdrawal form and send it to our Service Center fax number, 402-467-7335.

We offer this method of withdrawal as a service to meet your needs when turnaround time is critical. However, by not requiring an original signature there is a greater possibility that unauthorized persons can manipulate your signature and make changes on your Policy (including withdrawals) without your knowledge.

All other provisions of your Policy remain as stated in your Policy and prospectus.

       This Supplement should be retained with the current prospectus for your variable Policy issued by Ameritas Life Insurance Corp.
                    If you do not have a current prospectus,
                   please contact Ameritas at 1-800-255-9678.